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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 January 8, 2004
 ------------------------------------------------------------------------------
                 Date of Report(Date of earliest event reported)



                        DAIMLERCHRYSLER AUTO TRUST 2003-B
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-75942-06             74-6523267
--------                               ------------             ----------
(State or other                        (Commission           (I.R.S. Employer
jurisdiction of                        File Number)         Identification No.)
incorporation)


                 1201 Market Street, Wilmington, Delaware 19801
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 428-3375
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On the payment date January 8, 2004, payments were made to the holders of DaimlerChrysler Auto Trust Series 2003-B, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)  Financial statement of businesses acquired:

                None

         (b) Pro forma financial information:

                None

         (c) Exhibits:


                Exhibit 99: Monthly report to holders of the Asset Backed Notes, Series
                                              2003-B, relating to the
                                              January 8, 2004 Payment Date.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DaimlerChrysler Auto Trust 2003-B
                                         (Registrant)

                               By: DaimlerChrysler Services North America LLC, as Administrator


Date:  January 23, 2004        By:     /s/  Mark L. Davis
                                    ------------------------------------------
                                            Mark L. Davis
                                            Assistant Controller

























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                                INDEX TO EXHIBITS

Exhibit No.                     Description

   99 Monthly report to holders of the Asset Backed Notes, Series 2003-B, relating to the January 8, 2004 Payment Date.



































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